SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) January 15, 1999

                    Partners First Receivables Funding, LLC
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
- --------------------------------------------------------------------------------
                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         333-29495 and 333-29495-01                     52-2072056
         (COMMISSION FILE NUMBERS)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Index to Exhibits appears at page 4.

ITEM 5.    OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

         On December 1, 1998, 204,155 accounts were designated for inclusion in, and $361,332,838 of related principal receivables were added to, the Partners First Credit Card Master Trust. Substantially all of these accounts and related receivables were originated by Partners First in 1998.

         On December 4, 1998, a new variable rate series of the Partners First Credit Card Master Trust, Series 1998-4, was issued. The principal investor in Series 1998-4 is a commercial paper conduit. The initial invested amount is $250 million and can be expanded to approximately $320 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                 (REGISTRANT)



Dates:  November 16, 1998        By:      /s/ Mark J. Norwicz
                                      ------------------------------
                                     Name:    Mark J. Norwicz
                                     Title:   Treasurer



                                  PARTNERS FIRST CREDIT CARD MASTER TRUST
                                              (CO-REGISTRANT)



Dates:  November 16, 1998           By:  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                           (Originator of the Co-Registrant)

                                    /s/ Mark J. Norwicz
                                   -------------------------------------
                                    Name:    Mark J. Norwicz
                                    Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description

20                Monthly Servicer's Certificate.